Pledged Assets And Lease Commitments	12 Months Ended
Dec. 31, 2013
Pledged Assets And Lease Commitments [Abstract]
Pledged Assets And Lease Commitments

NOTE 22 — PLEDGED ASSETS AND LEASE COMMITMENTS

Pledged Assets

As part of our liquidity management strategy, we pledge assets to secure financing transactions (which include securitizations), borrowings from the FHLB and FRB, and for other purposes as required or permitted by law. Our financing transactions do not meet accounting requirements for sale treatment and are recorded as secured borrowings, with the assets remaining on-balance sheet for GAAP. The debt associated with these transactions is collateralized by receivables, leases and/or equipment. Certain related cash balances are restricted. The amounts that follow reflect pledged assets associated with secured financing transactions, which include pledged assets related to variable interest entities (“VIEs”) and borrowings from the FHLB. We do not have outstanding borrowings with the FRB. See Note 9 – Long Term Borrowings for associated debt balances.

At December 31, 2013 (including the discontinued operation) we had pledged assets of $15.3 billion, which included $9.4 billion of loans (including amounts held for sale), $4.8 billion of operating lease assets, $1.0 billion of cash and $0.1 billion of investment securities.

Lease Commitments

The following table presents future minimum rental payments under non-cancellable long-term lease agreements for premises and equipment at December 31, 2013:

Future Minimum Rentals (dollars in millions)
Years Ended December 31,
2014	$ 31.6
2015	29.5
2016	26.8
2017	23.1
2018	22.4
Thereafter	53.2
Total	$ 186.6

In addition to fixed lease rentals, leases generally require payment of maintenance expenses and real estate taxes, both of which are subject to escalation provisions. Minimum payments include $85.3 million ($13.1 million for 2014) which will be recorded against the facility exiting liability when paid and therefore will not be recorded as rental expense in future periods.  Minimum payments have not been reduced by minimum sublease rentals of $63.6 million due in the future under non-cancellable subleases which will be recorded against the facility exiting liability when received.  See Note 26 – “Severance and Facility Exiting Liabilities” for the liability related to closing facilities.

Rental expense for premises, net of sublease income (including restructuring charges from exiting office space), and equipment, was as follows.

	Years Ended December 31,
(dollars in millions)	2013	2012	2011
Premises	$ 19.0	$ 19.8	$ 22.7
Equipment	3.0	2.9	2.7
Total	$ 22.0	$ 22.7	$ 25.4